INVESTOR PRESENTATION FEBRUARY 2020 NASDAQ: EYPT Exhibit 99.1

Various statements made in this presentation are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. This presentation is intended for communication for investors only. Nothing in this presentation should be construed as promoting the use of YUTIQ®, DEXYCU® or any of our product candidates. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations regarding the timing and clinical development of our product candidates, including EYP-1901 and YUTIQ 50; the potential for EYP-1901 as a vital, new six-month treatment for serious eye diseases, including wet AMD, DR and RVO; our expected financial results for the fourth quarter and full fiscal year ended December 31, 2019 and our longer term financial and business goals, are forward-looking statements. Further, our preliminary fourth quarter and full year 2019 revenue results are preliminary and subject to adjustment in the ongoing review procedures by our independent registered public accounting firm. In addition, any financial projections and other estimates contained herein are forward-looking statements with respect to our anticipated performance. Such forward-looking statements, financial projections and estimates are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond our control) that could cause actual results to differ materially from the statements included herein. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of our preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approval; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; potential off-label sales of ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye; consequences of fluocinolone acetonide side effects for YUTIQ; consequences of dexamethasone side effects for DEXYCU; successful commercialization of, and receipt of revenues from, ILUVIEN for diabetic macular edema; Alimera’s ability to obtain additional marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN for diabetic macular edema; Alimera’s ability to commercialize ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye in the territories in which Alimera is licensed to do so; our ability to market and sell products; the success of current and future license agreements, including our agreements with Equinox Science, LLC; termination or breach of current license agreements, including our agreement with Equinox Science, LLC; our dependence on contract research organizations, contract sales organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility ofour stock price; possible dilution; absence of dividends; and other factors described in our filings with the SEC. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. FORWARD LOOKING

AN EMERGING LEADER IN OPHTHALMOLOGY YUTIQ® and DEXYCU® launched in 2019 driving a growing commercial business Veteran executive team with deep experience in commercial product launches and drug development Strategic focus to become go-to partner for commercialization in ophthalmology Focused on organic and inorganic growth and select product acquisition to build top-line revenue and expand pipeline Chronic non-infectious uveitis affecting the posterior segment of the eye Postoperative inflammation following ocular surgery Pipeline leveraging proven Durasert® technology with innovative programs targeting 6-month Wet AMD, Diabetic Retinopathy, Retinal Vein Occlusion, and Posterior Uveitis opportunities

PIPELINE

EyePoint Pharmaceuticals

Program	Preclin.	Phase 1	Phase 2	Phase 3	Commercial	Rights
DEXYCU® post-operative inflammation	Launched/J-Code In-Place					WW
YUTIQ® three-year treatment for chronic non-infectious uveitis affecting the posterior segment	Launched/J-Code In-Place					U.S.[1]
YUTIQ® 50 (sNDA) 6-month treatment for chronic non-infectious uveitis affecting the posterior segment	~60 patient 6-month trial planned					WW
EYP-1901 - Durasert® Tyrosine Kinase Inhibitor (TKI) Vorolanib 6-month treatment for wAMD, RVO, DR	IND enabling studies					WW[2]

[1] Alimera Sciences, Inc. owns worldwide rights to ILUVIEN® for DME and rights for YUTIQ® for non-infectious posterior uveitis in the EMEA with a royalty payable to EyePoint.

[2] Excludes China, Hong Kong, Macau and Taiwan

CONFIDENTIAL & PROPRIETARY 4

PROVEN OCULAR DELIVERY TECHNOLOGIES

EyePoint Pharmaceuticals

Durasert® and Verisome®: Proprietary, FDA Approved Technologies

Durasert®	Verisome®
Ocular insert for long-term delivery of small molecules	**Microsphere suspension short-term delivery of small and potentially large molecules**

Durasert® — Approved products[1]:

- YUTIQ® (2018, EyePoint) - *Posterior Segment Uveitis*
- ILUVIEN® (2014, Alimera) - *DME*
- RETISERT® (2005, B&L) - *Uveitis*
- VITRASERT® (1996, B&L) - *CMV retinitis*

Verisome® — Approved products:

- DEXYCU® (2019, EyePoint)

[1]- All products utilize Durasert® non-erodible technology

CONFIDENTIAL & PROPRIETARY 5

RECENT NEWS

Q4 2019 Momentum Continues into 2020

EyePoint PHARMACEUTICALS

- Vorolanib license completed
  - TKI molecule in EYP-1901 brings promising efficacy signal from prior human clinical trials as oral therapy
  - License agreement finalized after completion of initial intra-vitreal safety and PK studies of EYP-1901 by EyePoint
  - Advancing as six-month intra-vitreal treatment using bioerodible Durasert® technology
  - Positive pre-IND Type B meeting completed with FDA (Jan 2020) clarifying the pathway for a phase 1 clinical trial
  - GLP Tox to begin in Q1
- YUTIQ® 50 *(6-month)* - regulatory and approval pathway clarified with FDA
- Preliminary Q4 and full-year 2019 revenues announced with strong revenue and customer demand growth for both DEXYCU® and YUTIQ®
- DEXYCU® licensed for China expanding relationship with China partner for YUTIQ®

CONFIDENTIAL & PROPRIETARY 6

EYP-1901 – 6-Month Durasert® Vorolanib -Tyrosine Kinase Inhibitor (TKI) Opportunity in wet AMD, Diabetic Retinopathy and Retinal Vein Occlusion

(1) Assumes percentage treated with anti-VEGF is same for Macular Edema from RVO, and RVO without Macular Edema (2) Includes percentage treated with lasers and steroids Sources: KOL insights; Datamonitor 2019; Kodiak Sciences; Cowen Therapeutic Categories Outlook 2019; AAO; Centers for Disease Control; Global Data Wet AMD EYP-1901 – Addressable Market Sizes (U.S.) Retinal Vein Occlusion (RVO) Diabetic Retinopathy (DR) Prevalence: 1.6M 85% Diagnosed: 1.1M Anti-VEGF Treated 0.9M 70% Prevalence: 1.4M 80%2 Diagnosed: 1.3M Anti-VEGF Treated 0.9M 85% Prevalence: 6M 15% Diagnosed: 4.2M Anti-VEGF Treated 0.6M 70% $ Billions $ Billions $ Billions

EYP-1901 – VOROLANIB RECEPTOR TARGETING

EYEPOINT PHARMACEUTICALS

Vorolanib Inhibits VEGFR, PDGFR, c-Kit, CSF1R and Flt-3

Biochemical Selectivity (IC50 in µM)

ID	VEGFR	PDGFR	Flt-3	C-KIT	RET	AMPK
Sunitinib	0.043	0.16	0.003	0.16	0.037	0.21
Vorolanib	0.052	0.26	0.006	0.16	0.15	1.23

- Vorolanib and sunitinib target the angiogenic receptors VEGFR and PDGFR with similar potency
- Importantly, vorolanib is significantly less potent against RET and AMPK
  - Potential for reduced hypothyroidism and fatigue toxicities versus sunitinib
  - Reduced off-target activity should translate to reduced toxicity relative to sunitinib in patients

- The enzymes VEGFR-2, PDGFRβ, and Flt-3 are pro-angiogenic proteins
- Each of these important targets is strongly inhibited by both vorolanib and sunitinib with comparable IC50 values

CONFIDENTIAL & PROPRIETARY 9

1 – Study completed by Tyrogenix, Inc. 2- Jackson TL et al. JAMA Ophthalmology July 2017 Volume 135, Number 7, 2017 – page 766 3 -Jackson TL et al. JAMA Ophthalmology July 2017 Volume 135, Number 7, 2017 – page 765 4 -Jackson TL et al. JAMA Ophthalmology July 2017 Volume 135, Number 7, 2017 – page 765 –figure 4 Molecule Demonstrates Positive Efficacy Signal From Oral Delivery wAMD Trials VOROLANIB CLINICAL HISTORY1 Visual Acuity (BCVA) Despite low retreatment rates, best-corrected visual acuity was maintained to within four letters of baseline at the 24-week end point or improved in all except 1 participant.2 Mean change was +3.8 +/- 9.6 letters (n=25 completers) Anti—VEGF Rescue Injections 60% of patients (15 of 25) required no injections while on 24-week study The mean time to the first rescue injection was 130 days in the 10 participants who completed the study and required an injection3 Central Retinal Thickness Mean OCT thickness in completers was reduced by -50 +/- 97 µm3 Mean OCT thickness in treatment-naïve patients was reduced by ~80 µm4 Phase 1 Trial – 24 Weeks

1 – Study completed by Tyrogenix, Inc. Phase 1 Oral Delivery Trial - Preliminary Evidence of BCVA Improvements and Ocular Safety VOROLANIB CLINICAL HISTORY1 - wAMD 15 completers (60%) with no rescue through 24 weeks (shown in graph) 25/35 completed with 10 discontinued due to systemic AEs and non-drug related events No significant ocular AEs Mean Change in ETDRS Score ± SEM from Baseline Subjects Who Completed 6 Months Without Rescue Injections (N=15)

Phase 1 Oral Delivery Trial - Reduced Rescue Injections over 6 months X-82 is prior program name for vorolanib 1 – Study completed by Tyrogenix, Inc. VOROLANIB CLINICAL HISTORY1 - wAMD Clear dose response with daily oral dosing between 50 mg and 200 mg Subjects dosed at 300 mg dropped out due to GI AEs attributed to oral dosing

Phase 1 Oral Delivery Trial – Central Subfield Thickness Maintained or Reduced over 6 months 1 – Study completed by Tyrogenix, Inc. Mean ± Standard Error. VOROLANIB CLINICAL HISTORY1 Subjects Who Completed 6 Months Treatment Day 14

Double-masked, placebo-controlled dose finding study evaluating 50, 100 and 200 mg daily orally vs. placebo in wAMD patients Diagnosed for >6 months and receiving IVT anti-VEGF at least every 8 weeks for the past two injections with evidence of reduction in macular fluid or thickness by OCT Objective: To determine the safety and efficacy Primary endpoint: The mean change in ETDRS visual acuity score at week 52 Required by FDA. Not expected to be different as all pts would be treated prn Secondary endpoint: The mean number of anti-VEGF injections by week 52 Pre-defined rescue criteria with intravitreal anti-VEGF therapy Assessment was made at each follow up visit, every 4 weeks, to determine if rescue therapy with an anti-VEGF was needed 1 – Study completed by Tyrogenix, Inc. Phase 2b Oral Delivery Trial in wAMD VOROLANIB CLINICAL HISTORY1

Study started in March 2015 and enrolled 157 patients Randomized 40, 39, 39 and 39 patients at 50, 100, 200 mg and placebo respectively The trial was expected to take place for 56 weeks (52 weeks with additional 4 weeks of follow up)  Study stopped prematurely at the second interim analysis (36 weeks follow up) based on concern of gastrointestinal and  hepatobiliary toxicity3 1 – Study completed by Tyrogenix, Inc. 2 - Cohen M et al.   The Retina Society.  52nd Annual Scientific Meeting.  London, September 11-15, 2019. 3 - Cohen M et al.   The Retina Society.  52nd Annual Scientific Meeting.  London, September 11-15, 2019 – page 101 Prematurely Terminated by DSMB Due to Negative Systemic AEs No Significant Ocular AEs Were Reported VOROLANIB CLINICAL HISTORY1 Phase 2b Oral Delivery Trial in wAMD2

X-82 is prior program name for vorolanib 1 – Study completed by Tyrogenix, Inc. BCVA was Stable Through 12-Months in Patients Already Controlled by Current Anti-VEGF Therapies VOROLANIB CLINICAL HISTORY1 Phase 2b Oral Delivery Trial in wAMD

BCVA stabilization was achieved with ~50% fewer rescue interventions vs. placebo X-82 is prior program name for vorolanib 1 – Study completed by Tyrogenix, Inc. VOROLANIB CLINICAL HISTORY1 Phase 2b Oral Delivery Trial in wAMD

EYP-1901 –ACTIVITY IN VALIDATED LASER CNV MINI PIG MODEL[1]

EYEPOINT PHARMACEUTICALS

Observed Efficacy Signal in Fluorescein Angiography (FA) Results Using 6-month EYP-1901 Insert



% Change vs. Placebo
100%
82%
90%
96%
100%
67%
78%
83%
100%
66%
91%
83%
% Change D7
% Change D14
% Change D28
EYP-1901 (2 placebo)
Eylea
EYP-1901 (1 low)
EYP-1901 (2 high)

[1] – Study completed by EyePoint Pharmaceuticals, Inc.
CTLF = Corrected Total Lesion Fluorescence Integrated Density (Area of lesion X Mean fluorescence background readings)
High = high dose; Low = low dose
D = day

CONFIDENTIAL & PROPRIETARY 18

EYP-1901 – DEVELOPMENT PLAN Type B Pre-IND meeting completed with FDA (Jan 2020) Preliminary safety toxicity study in mini pig complete and supportive Non-GLP rabbit PK and safety complete 2-week data demonstrated tissue concentration above IC50 range 2 month complete, data supportive to initiate GLP tox program GLP tox study expected to begin in Q1 2020 Current Phase 1 trial timeline anticipates initial data in 2H of 2021 Preparing for Phase 1 Study

YUTIQ50

YUTIQ®50 – DEVELOPMENT PLAN ~60 patient trial; 2:1 randomization 6-Month release data results comparable to 3-year YUTIQ Anticipate filing under sNDA with 6-month approval clock 6-month Treatment for Chronic Non-Infectious Uveitis Affecting the Posterior Segment

Commercial Programs

TWO COMMERCIAL PRODUCTS LAUNCHED IN 2019 Postoperative inflammation following ocular surgery Chronic non-infectious uveitis affecting the posterior segment of the eye 33 dedicated KAMs targeting high-volume ambulatory surgical centers (ASCs) Permanent and specific J-Code with solid reimbursement experience 12 dedicated KAMs targeting uveitis specialists – planned increase to 18 during 2020 Permanent and specific J-Code effective as of October 1, 2019

DEXYCU® - Significant Market Opportunity ~$2B

EYEPOINT PHARMACEUTICALS

U.S. Cataract Surgery Very Large and Growing

Step 1

Diseased lens is removed


Cornea
Incision
Iris

Step 2

Intraocular lens is inserted


Lens
implant

Step 3

Intraocular lens is positioned


New lens

- Steroids typically needed to prevent post-operative inflammation



3.8 Million*

Cataract Surgeries in 2018

- 8% annual growth rate in the U.S.
- Most performed surgery in the U.S.

✓ **Baby boomers; longer life expectancy with greater access to healthcare**

✓ **Improvements in technology**

✓ **Improved outcomes**

* Based upon company estimates for 2018.

Source: imaged from the American Optometric Association.

CONFIDENTIAL & PROPRIETARY 24

Post-cataract Treatment Regimen Requires Multiple Daily Eyedrops *Source: Vigamox/Besivance product labeling (not specifically indicated for this use, but are commonly prescribed for use). **Source: Prolensa/Bromday product labeling (not specifically indicated for this use, but are commonly prescribed for use). DEXYCU® MARKET OPPORTUNITY Wk 1 Wk 2 Wk 3 Wk 4 21 Drops Up to 100 Drops Over Four Weeks 14 Drops 70 Drops Physician Perspective Poor patient compliance with drops could lead to poor outcomes Patient call backs are time consuming and disruptive to physician office Patients/caregivers are frustrated and confused with regimen Steroid Control Inflammation Prevent Infection Reduce Pain/Edema Antibiotic NSAID 3–4/day 3–4/day 2/day 1/day 3/day* 1/day**

DEXYCU®

EyePoint Pharmaceuticals

First and Only FDA-approved Single-dose, Sustained-release, Intracameral Steroid for the Treatment of Postoperative Inflammation Following Ocular Surgery

- Single dose (5μL) administered in the posterior chamber (behind the iris) at the end of surgery
- Encapsulated in bioerodible Verisome® technology for extended release of dexamethasone

Verisome® Technology



● **Dexamethasone**

Detectable up to 22 days after single injection[1]

DEXYCU® Kit



1
2
3
4
5
6

DEXYCU® Placement



Suspension placed behind the iris

[1] Wong V. et al. Pharmacokinetic Study of 10090 in the Anterior Chamber of Rabbits (2013).

Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com.

CONFIDENTIAL & PROPRIETARY 26

DEXYCU DEMONSTRATION Please see video at company website: https://eyepointpharma.com/case-study-series/

Statistically Significant Inflammation Reduction Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com. DEXYCU® * *P≤0.05 vs. placebo Day 8 Primary endpoint Placebo (n=80) DEXYCU® (n=156) * * * 3x clearance vs. placebo at day 8 40 percentage point difference vs. placebo (97.5% CI) Patients with Anterior Chamber Cells (ACC) Clearing at Each Visit

% of patients IOP Elevation Versus Placebo Not Clinically Significant Data on file. Phase III Study 13-04. Post hoc analysis. DEXYCU® IOP Intervals on POD 1 IOP Intervals on POD 3 IOP Intervals on POD 8 IOP Intervals on POD 15 % of patients % of patients % of patients

Phase 3 Study – Safety Results Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com. DEXYCU® Safety, n (%) Placebo N=80 517 mcg N=156 Any TEAE in Study Eye 51 (63.8) 72 (46.2) Any Ocular SAE in Study Eye 0 0 Any Non-ocular SAE 4 (5.0) 4 (2.6) Study Eye AEs Occurring in ³5% of at Least One Active Treatment Group Intraocular Pressure Increased 7 (8.8) 21 (13.5) Corneal Edema 8 (10.0) 12 (7.7) Eye Pain 7 (8.8) 4 (2.6) Anterior Chamber Inflammation 10 (12.5) 8 (5.1) Dry Eye 0 6 (3.8)

DEXYCU® SALES PROCESS Average Time (weeks) to Account Re-Order 1 Introduce Introduce DEYXCU and its clinical and safety data to target physician Educate Educate the ASC where physician operates about DEXYCU profile Sample Schedule a physician and staff DEXYCU trial and training Order ASC places first order and files DEXYCU reimbursement claim Re-Order Once reimbursement is confirmed, schedule additional patients for DEXYCU and provide ongoing ASC surgical support 2 3 4 5

4Q2019 customer demand increased 86% as compared to 3Q2019 4Q2019 net revenue in $2.8–$3.1M range FY2019 net revenue in $4.4–$4.7M range Month Over Month Growth Accelerating DEXYCU® 2019 PERFORMANCE Customer Demand

Market Potential Based on Account Penetration Through 12/31/19 ASC: Ambulatory Surgical Center Data based on internal estimates DEXYCU® DEXYCU Market Potential $2.0B DEXYCU ASCs in-serviced to date $170M ASCs Re-Ordering $105M Value of Current ASC Accounts Ordering Value of Trained Accounts Value of Target Accounts

YUTIQ® Market Patients in the U.S. with Chronic Non-infectious Posterior Segment Uveitis ~60K–100K ~30,000 new cases of blindness per year in the U.S. 3rd leading cause of blindness in the U.S. Uveitis is: Inflammation of the Uveal tract (iris, ciliary body, choroid), or adjacent structures (lens, retina, vitreous, optic nerve) Acute or Chronic A precursor to severe vision loss or blindness Often lifelong

YUTIQ® YUTIQ® Is Designed to Deliver a Sustained Release of Fluocinolone for Patients with Chronic Noninfectious Posterior Uveitis for Up To 36 Months Durasert® Technology Packaging YUTIQ Placement

Recurrence Rate at Six and Twelve Months vs Sham * Sham includes standard of care. Note: Refer to the full YUTIQ® product label at www.eyepointpharma.com YUTIQ® 4.4x 3.1x p < 0.01 p < 0.01 p < 0.01 p < 0.01 YUTIQ Patients more likely to be recurrence free 2.5x 1.8x YUTIQ Patients more likely to be recurrence free Study 1 (Recurrence Rate at 6 and 12 Months) Study 2 (Recurrence Rate at 6 and 12 Months)

Single Insert Reduced Probability of Uveitis Recurrence Through 36 Months Note: Sham patients include patients that received rescue therapy. YUTIQ® YUTIQ Median Time to First Recurrence: 1,051 Days 3 years ITT Population

Safety – Select Adverse Events 1 Includes macular edema and cystoid macular edema 2 Includes eye pain and procedural pain 3 Includes hypotony, intraocular pressure decreased and procedural hypotension Note: Refer to the full YUTIQ® product label at www.eyepointpharma.com YUTIQ® Safety, n (%) YUTIQ® n=226 Placebo n=94 Visual Acuity Reduced 33 (15%) 11 (12%) Macular Edema1 25 (11) 33 (35) Uveitis 22 (10) 33 (35) Conjunctival Hemorrhage 17 (8) 5 (5) Eye Pain2 17 (8) 12 (13) Hypotony of the Eye3 16 (7) 1 (1) Anterior Chamber Inflamm. 12 (5) 6 (6) Dry Eye 10 (4) 3 (3)

4Q2019 customer demand increased 43% as compared to 3Q2019 4Q2019 net revenue in $4.1–$4.5M range FY2019 net revenue in $11.4–$11.8M range Strong Monthly Demand Growth Continues YUTIQ® 2019 PERFORMANCE Customer Demand

KEY ACCESS AGREEMENTS TO EXPAND PRODUCT REACH DEXYCU® and YUTIQ® added to the Federal Supply Schedule Access to U.S. veterans and other federal agencies Nine Million VA beneficiaries added Three-year agreement for DEXYCU® Vizient’s network includes more than 50% of the nation’s acute care providers, including 95% of the nation’s academic medical centers, and more than 20% of ambulatory care providers One of Largest Integrated Delivery Systems in the U.S. DEXYCU® available to its 8.5 million patients 2-year contract includes California, Washington, Georgia, Colorado and Mid-Atlantic states

AN EMERGING LEADER IN OPHTHALMOLOGY YUTIQ® and DEXYCU® launched in 2019 driving a growing commercial business Veteran executive team with deep experience in commercial product launches and drug development Strategic focus to become go-to partner for commercialization in ophthalmology Focused on organic and inorganic growth and select product acquisition to build top-line revenue and expand pipeline Chronic non-infectious uveitis affecting the posterior segment of the eye Postoperative inflammation following ocular surgery Pipeline leveraging proven Durasert® technology with innovative programs targeting 6-month Wet AMD, Diabetic Retinopathy, Retinal Vein Occlusion, and Posterior Uveitis opportunities